EXHIBIT 99.1
                                 ------------

                            Computational Materials

                        Alternative Loan Trust 2005-36



                            Computational Materials



                         [GRAPHIC OMITTED] Countrywide



                          $392,400,000 (Approximate)




                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
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Preliminary Term Sheet                             Date Prepared: June 2, 2005


                        Alternative Loan Trust 2005-36
            $392,400,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans


=============== ================== ================= ============== ========================== ======================
                    Principal
                   Amount ($)      WAL (Yrs) (2)(3)    Interest                                  Expected Ratings
    Class         (Approx.) (1)     (Call / Mat)      Rate Type           Tranche Type              Moody's/S&P
    -----         ---------          ------------     ----------          -------------             -----------
    1-A-1          97,200,000        3.84 / 4.17     Floating (4)     Super Senior Floater            Aaa/AAA
    1-A-2          10,800,000        3.84 / 4.17     Floating (4)    Senior Support Floater           Aaa/AAA
    2-A-1          201,600,000       3.84 / 4.17     Floating (4)     Super Senior Floater            Aaa/AAA
    2-A-2          50,400,000        3.84 / 4.17     Floating (4)    Senior Support Floater           Aaa/AAA
     A-X             N/A (5)             N/A         Variable (6)       Senior / IO / PO              Aaa/AAA
--------------- ------------------ ----------------- -------------- -------------------------- ----------------------
      M            24,400,000        Not Offered     Floating (4)       Mezzanine Floater             Aa2/AA
     B-1            4,600,000        Not Offered     Floating (4)      Subordinate Floater             A2/A
     B-2            3,400,000        Not Offered     Floating (4)      Subordinate Floater           Baa2/BBB
     B-3                     Privately               Floating (4)      Subordinate Floater             NR/BB
     B-4                      Placed                 Floating (4)      Subordinate Floater             NR/B
     B-5                   Certificates              Floating (4)      Subordinate Floater             NR/NR
=============== ==================================== ============== ========================== ======================
    Total:       $392,400,000 (7)


(1) The Certificates (as described herein) will be collateralized by first lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [8.00 - 11.00]% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WALs are shown to the optional termination date (as defined herein) and to maturity at a pricing speed of 20% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).
(4) For each Distribution Date, the Certificate Interest Rate for the Class 1-A-1 Certificates and Class 1-A-2 Certificates (together, the "Class 1-A Certificates"), Class 2-A-1 Certificates and Class 2-A-2 Certificates (together, the "Class 2-A Certificates") and Subordinate Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the related Net WAC Cap.
(5) The Class A-X Certificates will consist of two interest only components and two principal only components. One interest only component of the Class A-X Certificates will have a notional balance equal to the aggregate principal balance of the Group 1 Mortgage Loans. The other interest only component of the Class A-X Certificates will have a notional balance equal to the aggregate principal balance of the Group 2 Mortgage Loans. The two principal only components of the Class A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 or Group 2 Mortgage Loans allocated to the applicable principal only component of the Class A-X Certificates, as described herein.
(6) One interest only component of the Class A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group 1 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A Certificates and of the portion of Subordinate Certificates related to the Group 1 Mortgage Loans. The other interest only component of the Class A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group 2 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A Certificates and of the portion of Subordinate Certificates related to the Group 2 Mortgage Loans. The principal only components of the Class A-X Certificates will not accrue interest. The components of the Class A-X Certificates are not separately transferable.
(7)  Excludes the Class A-X Certificates notional balance.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
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

Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to provide ratings on the Class 1-A-1, Class
                           1-A-2, Class 2-A-1, Class 2-A-2, Class A-X, Class M, Class B-1 and Class B-2
                           Certificates. Standard and Poor's is expected to provide ratings on the Class B-3 and
                           Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:              June 1, 2005.

Sample Pool
Calculation Date:          June 1, 2005.

Closing Date:              On or about June 24, 2005.

Pricing Date:              On or about June 7, 2005.

Settlement Date:           On or about June 24, 2005.

Master Servicer
Remittance Date:           The  24th of each  month  (or if such day is not a  business  day,  the next  succeeding business day), commencing in July 2005.

Distribution Date:         The business day immediately  following the Master Servicer Remittance Date,  commencing in July 2005.

Certificates:              The "Senior Certificates" will consist of the Class 1-A-1, Class 1-A-2, Class 2-A-1,
                           Class 2-A-2 and Class A-X Certificates. The Class A-X Certificates will consist of (i)
                           two IO components and (ii) two PO components. The "Class 1-A Certificates" will consist of the Class 1-A-1 Certificates and Class 1-A-2 Certificates; the "Class 2-A
                           Certificates" will consist of the Class 2-A-1 Certificates and Class 2-A-2 Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class
                           B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the Subordinate
                           Certificates are collectively referred to herein as the "Certificates." Only the Senior
                           Certificates are being offered publicly.

                           Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from both Loan Groups.

Registration:              The Offered Certificates will be made available in book-entry form through DTC.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
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


Federal Tax Treatment:     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of
                           ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the
                           Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the
                           Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $400,000,000. All of the Mortgage Loans will be adjustable rate, first lien negative amortization mortgage loans and accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than MTA plus the applicable margin) and then they adjust monthly.
                           However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either
                           110% or 115%) of the original principal balance due to deferred interest (the "Negative
                           Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage
                           Loan.

                           The Stipulation Sheet included in these Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of
                           Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
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

                           Mortgage Loans. The statistical distribution of the characteristics of the pool of
                           Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group 1
Mortgage Loans:            The aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date is
                           expected to be approximately $120,000,000. The Group 1 Mortgage Loans are conforming adjustable rate, negative amortization loans and will adjust monthly based on the MTA
                           Index.

Group 2
Mortgage Loans:            The aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date is
                           expected to be approximately $280,000,000. The Group 2 Mortgage Loans are conforming and non-conforming adjustable rate, negative amortization loans and will adjust monthly based on the MTA Index.

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master servicing fees, lender paid mortgage insurance premiums, as applicable, and the trustee fee. As of the Sample Pool
                           Calculation Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately 0.385%.

Net WAC:                   The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee
                           Rate for such Loan Group.

Net WAC Cap:               The "Net WAC Cap" with respect to the Class 1-A Certificates and Class 2-A Certificates
                           equals the Net WAC of the Mortgage Loans in the related Loan Group as of the first day of the calendar month in which the Distribution Date occurs, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                           The "Net WAC Cap" with respect to the Subordinate Certificates equals the weighted average of the Net WAC of the Mortgage Loans in each Loan Group as of the first day of the calendar month preceding the month in which the Distribution Date occurs, weighted in proportion to the results of subtracting from the aggregate principal balance of the
                           Mortgage Loans of each Loan Group the Certificate Principal Balance of the related
                           Senior Certificates adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Carryover Shortfall
Amount:                    On any Distribution Date, the "Carryover Shortfall Amount" for any Class of Certificates
                           (other than the Class A-X Certificates) is an amount equal to the sum of (i) the excess of (a) interest accrued at one-month LIBOR plus the related margin for such Class, over
                           (b) the amount of interest accrued on such Class if the related Certificate Interest
                           Rate is limited to the related Net WAC Cap and (ii) in the case of the Senior
                           Certificates and the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                           Certificates, the unpaid portion of



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
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

                           any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related
                           Net WAC Cap).

                           On each Distribution Date, amounts payable as interest on the Class A-X Certificates will be used to pay (i) first, to the Senior Certificates, pro rata, any Carryover
                           Shortfall Amounts related to such Classes of Certificates and (ii) second, to the Class
                           M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, any Carryover Shortfall Amounts related to such Classes of Certificates.

Accrued Interest:          The Class 1-A Certificates and Class 2-A Certificates will settle flat.

Interest Accrual Period:   The interest accrual period with respect to all the Offered Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such
                           Distribution Date occurs (on an actual/360 basis).

Net Deferred Interest:     The "Net Deferred Interest" for a Loan Group and Distribution Date is the greater of (a)
                           the excess of (i) Deferred Interest on the Mortgage Loans in that Loan Group for the related due period, over (ii) all voluntary principal prepayments on the Mortgage Loans in that Loan Group during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in that Loan Group during the prior calendar month, and (b) zero.

                           For any Distribution Date, Net Deferred Interest from the Group 1 Mortgage Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 1-A Certificates and each class of Subordinate Certificates (based on the assumed interest amount on the related subordinate portion), and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 1-A Certificates will be added to the principal balance of the PO component of the Class A-X Certificates related to
                           Loan Group 1. For any Distribution Date, Net Deferred Interest from the Group 2 Mortgage
                           Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 2-A Certificates and each class of Subordinate
                           Certificates (based on the assumed interest amount on the related subordinate portion), and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 2-A
                           Certificates will be added to the principal balance of the PO component of the Class A-X
                           Certificates related to Loan Group 2. Any Net Deferred Interest allocated to the
                           Subordinate Certificates will be added to the principal balance of the applicable certificates.

Net Prepayments:           For any Distribution Date and any Loan Group, the excess, if any, of (i) voluntary principal prepayments on the related Mortgage Loans during the prepayment period related to such Distribution Date and subsequent recoveries on the related Mortgage Loans during the calendar month prior to such Distribution Date, over (ii) the aggregate amount of
                           Deferred Interest on the related Mortgage Loans for the related due period.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [10.00]%
                           subordination below the Senior Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the
                           Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
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

                           Credit enhancement for the Class M Certificates will consist of the subordination of the
                           Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 Certificates and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after June 2015, the Subordinate
                           Certificates will be locked out from receipt of any Net Prepayments (unless the related
                           Senior Certificates are paid down to zero or the credit enhancement provided by the
                           Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of Net Prepayments. The prepayment percentages on the Subordinate
                           Certificates are as follows:

                                    July 2005 - June 2015                       0% Pro Rata Share
                                    July 2015 - June 2016                       30% Pro Rata Share
                                    July 2016 - June 2017                       40% Pro Rata Share
                                    July 2017 - June 2018                       60% Pro Rata Share
                                    July 2018 - June 2019                       80% Pro Rata Share
                                    July 2019 and after                         100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the
                           Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), Net Prepayments will be paid pro-rata between the Senior and
                           Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled
                           (i) on or prior to the June 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of Net Prepayments or (ii) after the June 2008 Distribution Date, the Subordinate
                           Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the
                           Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Class 1-A Certificates and Class 2-A Certificates, as
                           applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Class 1-A Certificates and Class 2-A Certificates, as
                           applicable, as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior
                           Certificates will receive all Net Prepayments from the related Loan Group.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Allocation of
Losses:                    Any realized losses from a Loan Group on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical
                           Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates (other than the related interest only component of the Class A-X Certificates); provided, however that (a) any realized losses on the related Mortgage Loans that would have been allocable to the
                           Class 1-A-1 Certificates will be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero and (b) any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero.

Yield Maintenance
Agreement:                 On the Closing Date, the Trustee will enter into a "Yield Maintenance Agreement", or
                           "YMA", with a counterparty (the "Counterparty") for the benefit of the Class 1-A-1,
                           Class 1-A-2, Class 2-A-1 and Class 2-A-2 Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate principal balance of the related
                           Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%. The Yield Maintenance Agreement will terminate after the Distribution Date in December 2016. Any payments received from the Yield
                           Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class
                           1-A-1, Class 1-A-2, Class 2-A-1 and Class 2-A-2 Certificates, pro rata, based on the
                           Carryover Shortfall Amounts for those Certificates; any excess proceeds will be returned to the Seller.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be distributed in the following order of priority:
                           1)  To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class), provided however, that any interest otherwise distributable with respect to the related interest only component of the Class A-X Certificates will be reduced to the extent needed to pay any related Carryover Shortfall Amounts remaining after application of amounts paid by the Counterparty under the Yield Maintenance Agreement, if any (after giving effect to the amount of any Net Deferred Interest allocable to the related interest only component of the Class A-X Certificates);
                           2)  Concurrently:
                               (a)  To the Class 1-A Certificates, pro rata, principal from the related Loan Group;
                               (b)  To the Class 2-A Certificates, pro rata, principal from the related Loan Group; and
                               (c)  To the principal components of the Class A-X Certificates, principal from the related Loan Group;
                           3)  To the Class M Certificates, accrued and unpaid interest at the related Certificate
                               Interest Rate;
                           4)  To the Class M Certificates, principal;
                           5)  To the Class B-1 Certificates, accrued and unpaid interest at the related Certificate
                               Interest Rate;
                           6)  To the Class B-1 Certificates, principal;
                           7)  To the Class B-2 Certificates, accrued and unpaid interest at the related Certificate
                               Interest Rate;
                           8)  To the Class B-2 Certificates, principal;
                           9)  To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, in each case, first, accrued and unpaid interest at the related Certificate Interest Rate, and then, their respective share of principal; and
                           10) To the Residual Certificate, any remaining amount.

                               Under certain circumstances (as described in the prospectus supplement), funds from one
                               Loan Group may be used to pay the Senior Certificates related to another Loan Group.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                             Discount Margin (bps)
                             ---------------------


Class 1-A-1 to Call
-----------------------------------------------------------------------------
     Margin             25 bps
-----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             25         25         25         25         25
=============================================================================
 WAL (yr)                11.94      7.42       3.84       1.98       1.41
 MDUR (yr)               9.15       6.14       3.45       1.87       1.36
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Apr-30     Sep-23     Jul-15     Dec-10     Jun-09
-----------------------------------------------------------------------------


Class 1-A-1 to Maturity
-----------------------------------------------------------------------------
  Margin                25 bps
-----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             25         26         26         27         27
=============================================================================
 WAL (yr)                12.17      7.81       4.17       2.16       1.53
 MDUR (yr)               9.24       6.33       3.66       2.01       1.45
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Jun-35     Jun-35     Jun-35     Jun-35     Jun-35
-----------------------------------------------------------------------------



Class 1-A-2 to Call
-----------------------------------------------------------------------------
     Margin             38 bps
-----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             38         38         38         38         38
=============================================================================
 WAL (yr)                11.94      7.42       3.84       1.98       1.41
 MDUR (yr)               9.06       6.10       3.43       1.87       1.35
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Apr-30     Sep-23     Jul-15     Dec-10     Jun-09
-----------------------------------------------------------------------------


Class 1-A-2 to Maturity
-----------------------------------------------------------------------------
  Margin                38 bps
-----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             38         39         40         41         41
=============================================================================
 WAL (yr)                12.17      7.81       4.17       2.16       1.53
 MDUR (yr)               9.15       6.29       3.64       2.01       1.45
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Jun-35     Jun-35     Jun-35     Jun-35     Jun-35
-----------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                             Discount Margin (bps)
                             ---------------------


Class 2-A-1 to Call
-----------------------------------------------------------------------------
     Margin             25 bps
-----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             25         25         25         25         25
=============================================================================
 WAL (yr)                11.94      7.42       3.84       1.98       1.41
 MDUR (yr)               9.15       6.14       3.45       1.87       1.36
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Apr-30     Sep-23     Jul-15     Dec-10     Jun-09
-----------------------------------------------------------------------------


Class 2-A-1 to Maturity
-----------------------------------------------------------------------------
  Margin                25 bps
-----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             25         26         26         27         27
=============================================================================
 WAL (yr)                12.17      7.81       4.17       2.16       1.53
 MDUR (yr)               9.24       6.33       3.66       2.01       1.45
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Jun-35     Jun-35     Jun-35     Jun-35     Jun-35
-----------------------------------------------------------------------------



Class 2-A-2 to Call
-----------------------------------------------------------------------------
     Margin             36 bps
 ----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             36         36         36         36         36
=============================================================================
 WAL (yr)                11.94      7.42       3.84       1.98       1.41
 MDUR (yr)               9.07       6.11       3.43       1.87       1.36
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Apr-30     Sep-23     Jul-15     Dec-10     Jun-09
-----------------------------------------------------------------------------


Class 2-A-2 to Maturity
-----------------------------------------------------------------------------
  Margin                36 bps
-----------------------------------------------------------------------------
Prepay Speed            5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
=============================================================================
  DM @ 100-00             36         37         38         38         38
=============================================================================
 WAL (yr)                12.17      7.81       4.17       2.16       1.53
 MDUR (yr)               9.16       6.29       3.65       2.01       1.45
 First Prin Pay         Jul-05     Jul-05     Jul-05     Jul-05     Jul-05
 Last Prin Pay          Jun-35     Jun-35     Jun-35     Jun-35     Jun-35
-----------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

------------------------------------------------------------------------------
   Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Yield Maintenance Agreement
                          Schedule and Strike Rates
------------------------------------------------------------------------------
                 Notional       Cap                 Notional         Cap
                 Schedule      Strike               Schedule       Strike
  Period           ($)          (%)     Period        ($)            (%)
------------------------------------------------------------------------------
     1            na            na        65     136,299,768.45    9.5650
     2       391,748,878.77   4.9186      66     133,683,218.97    9.2565
     3       384,976,469.41   8.8429      67     131,115,959.75    9.5650
     4       379,599,590.97   9.2565      68     128,597,071.56    9.2565
     5       374,436,203.67   9.5650      69     126,125,652.19    9.2565
     6       369,349,121.55   9.2565      70     123,700,816.17    10.2482
     7       364,337,132.37   9.5650      71     121,321,694.48    9.2565
     8       359,399,044.24   9.2565      72     118,987,434.19    9.5650
     9       354,533,685.28   9.2565      73     116,697,198.21    9.2565
    10       349,739,903.23  10.2482      74     114,450,164.98    9.5650
    11       345,016,565.13   9.2565      75     112,245,528.18    9.2565
    12       340,362,556.99   9.5650      76     110,082,496.45    9.2565
    13       335,776,783.44   9.2565      77     107,960,293.13    9.5650
    14       331,178,270.10   9.5650      78     105,878,155.95    9.2565
    15       326,648,148.93   9.2565      79     103,835,336.80    9.5650
    16       322,185,327.85   9.2565      80     101,831,101.46    9.2565
    17       317,788,733.16   9.5650      81     99,864,729.34     9.2565
    18       313,457,309.24   9.2565      82     97,935,513.20     9.8948
    19       309,190,018.21   9.5650      83     96,042,758.96     9.2565
    20       304,985,839.65   9.2565      84     94,185,785.42     9.5650
    21       300,843,770.29   9.2565      85     92,363,924.00     9.2565
    22       296,762,823.68  10.2482      86     90,576,518.57     9.5650
    23       292,742,029.95   9.2565      87     88,822,925.17     9.2565
    24       288,780,435.46   9.5650      88     87,102,511.78     9.2565
    25       284,877,102.57   9.2565      89     85,414,658.15     9.5650
    26       280,962,397.63   9.5650      90     83,758,755.52     9.2565
    27       277,106,098.41   9.2565      91     82,134,206.46     9.5650
    28       273,307,269.94   9.2565      92     80,540,424.62     9.2565
    29       269,564,993.04   9.5650      93     78,976,834.56     9.2565
    30       265,878,364.01   9.2565      94     77,442,871.50     10.2482
    31       262,246,494.39   9.5650      95     75,937,981.18     9.2565
    32       257,334,175.39   9.2565      96     74,461,619.64     9.5650
    33       252,513,189.64   9.2565      97     73,013,253.01     9.2565
    34       247,781,845.92   9.8948      98     71,592,357.34     9.5650
    35       243,071,578.73   9.2565      99     70,198,418.44     9.2565
    36       238,449,585.01   9.5650      100    68,830,931.65     9.2565
    37       233,914,223.08   9.2565      101    67,489,401.71     9.5650
    38       229,463,881.68   9.5650      102    66,173,342.55     9.2565
    39       225,096,979.38   9.2565      103    64,882,277.15     9.5650
    40       220,811,964.05   9.2565      104    63,615,737.35     9.2565
    41       216,607,312.30   9.5650      105    62,373,263.70     9.2565
    42       212,481,528.98   9.2565      106    61,154,405.28     10.2482
    43       208,433,146.60   9.5650      107    59,958,719.57     9.2565
    44       204,460,724.89   9.2565      108    58,785,772.26     9.5650
    45       200,562,850.22   9.2565      109    57,635,137.16     9.2565
    46       196,738,135.21  10.2482      110    56,506,395.94     9.5650
    47       192,985,218.12   9.2565      111    55,399,138.12     9.2565
    48       189,302,762.48   9.5650      112    54,312,960.81     9.2565
    49       185,689,456.57   9.2565      113    53,247,468.64     9.5650
    50       182,144,012.99   9.5650      114    52,202,273.57     9.2565
    51       178,665,168.17   9.2565      115    51,176,994.81     9.5650
    52       175,251,681.99   9.2565      116    50,171,258.64     9.2565
    53       171,902,337.27   9.5650      117    49,184,698.29     9.2565
    54       168,615,939.44   9.2565      118    48,216,953.84     10.2482
    55       165,391,316.02   9.5650      119    47,267,672.03     9.2565
    56       162,227,316.31   9.2565      120    46,336,506.23     9.5650
    57       159,122,810.89   9.2565      121    45,423,116.21     9.2565
    58       156,076,691.32  10.2482      122    44,527,168.10     9.5650
    59       153,087,869.68   9.2565      123    43,648,334.25     9.2565
    60       150,155,278.24   9.5650      124    42,786,293.10     9.2565
    61       147,277,869.05   9.2565      125    41,940,729.08     9.5650
    62       144,454,613.59   9.5650      126    41,111,332.52     9.2565
    63       141,684,502.43   9.2565      127    40,297,799.48     9.5650
    64       138,966,544.83   9.2565
------------ -------------- ----------- -------- ---------------  ----------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                   CONTACTS
------------------------------------------------------------------------------
Countrywide Securities Corporation

Mortgage Trading/Syndicate
--------------------------

Gary Johnson                                 Tel: (818) 225-3188
                                             gary_johnson@countrywide.com
Peter Harrison                               Tel: (818) 225-4544
                                             peter_harrison@countrywide.com
Jeff Traister                                Tel: (818) 225-4712
                                             jeffrey_traister@countrywide.com
Principal Finance Group
-----------------------

Andrea Lenox                                 Tel:  (818) 225-3741
                                             andrea_lenox@countrywide.com
Josh Smith                                   Tel:  (818) 225-3292
                                             joshua_n_smith@countrywide.com
Bentley Hodges                               Tel: (818) 225-3433
                                             bentley_hodges@countrywide.com
------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED] Countrywide                      Computational Materials for
-----------------------------                   Alternative Loan Trust 2005-36
Securities Corporation
A Countrywide Capital Markets Company



                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                         SAMPLE POOL CHARACTERISTICS
                        1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 1 MORTGAGE LOANS



DELIVERY DESCRIPTION
  Delivery Amount                                                                                                  $120,000,000
  Product                                                                      100% 3Yr Hard PrePay Penalty (Max 5% 3Mo Teaser)
  Delivery Variance                                                                                                      +/- 5%
  Settlement Date                                                                                                     6/24/2005
COLLATERAL DETAIL
  Weighted Average Loan Balance                                                                          All Conforming Balance
  Approximate Gross WAC                                                                                                  1.375%
  Approximate Net WAC                                                                                                    1.000%
  Servicing Spread                                                                                                       0.375%
  Gross/Net WAC Variance                                                                                              +/- 0.125
  Weighted Average Gross Margin                                                                                           3.05%
  Gross Margin Variance                                                                                              +/- 0.125%
  Maximum Neg-Am                                                                                                           115%
  Resets:
    Interest                                                                                                            Monthly
    Payments                                                                                                           Annually
    Recast                                                              Earlier of every 5 years, or when neg-am cap is reached
  Annual Payment Cap                                                                                                      7.50%
  Gross Life Cap                                                                                                          9.95%
  WAM                                                                                                                       359
  Original Term                                                                                                             360
  Geographic Distribution                                                                                               <70% CA
  Weighted Average LTV                                                                                              75%, +/- 2%
  Maximum Loan Amount                                                                                        Conforming Balance
  Credit                                                                               Generally Underwritten to CHL Guidelines
  Occupancy                                                   80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
  Delinquency                                                                                                       All Current
  Approximate Property Types                                                                       85% SFR/PUD, 15% Condo/Other
  Documentation Style                                                                          20% Full/Alt/DU Doc, 80% Reduced
  Loan Purpose                                                                                  Maximum 50% Cash Out Refinances

  Approximate Credit Score                                                                                            700 +/-10



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                         SAMPLE POOL CHARACTERISTICS
                        1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 2 MORTGAGE LOANS



DELIVERY DESCRIPTION
  Delivery Amount                                                                                                  $280,000,000
  Product                                                                      100% 3Yr Hard PrePay Penalty (Max 5% 3Mo Teaser)
  Delivery Variance                                                                                                      +/- 5%
  Settlement Date                                                                                                     6/24/2005
COLLATERAL DETAIL
  Approximate Gross WAC                                                                                                  1.375%
  Approximate Net WAC                                                                                                    1.000%
  Servicing Spread                                                                                                       0.375%
  Gross/Net WAC Variance                                                                                              +/- 0.125
  Weighted Average Gross Margin                                                                                           3.05%
  Gross Margin Variance                                                                                              +/- 0.125%
  Maximum Neg-Am                                                                                                           115%
  Resets:
    Interest                                                                                                            Monthly
    Payments                                                                                                           Annually
    Recast                                                              Earlier of every 5 years, or when neg-am cap is reached
  Annual Payment Cap                                                                                                      7.50%
  Gross Life Cap                                                                                                          9.95%
  WAM                                                                                                                       359
  Original Term                                                                                                             360
  Geographic Distribution                                                                                               <70% CA
  Weighted Average LTV                                                                                              75%, +/- 2%
  Maximum Loan Amount                                                                                                $2,500,000
  Credit                                                                               Generally Underwritten to CHL Guidelines
  Occupancy                                                   80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
  Delinquency                                                                                                       All Current
  Approximate Property Types                                                                       85% SFR/PUD, 15% Condo/Other
  Documentation Style                                                                          20% Full/Alt/DU Doc, 80% Reduced
  Loan Purpose                                                                                  Maximum 50% Cash Out Refinances

  Approximate Credit Score                                                                                            700 +/-10



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
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